                                  EXHIBIT 10.4

                           ACCENT COLOR SCIENCES, INC.

                          REGISTRATION RIGHTS AGREEMENT


           This Registration Rights Agreement ("Agreement"), dated as of September 7, 1999, is between Accent Color Sciences, Inc., a Connecticut corporation (the "Company"), and each investor set forth on Schedule A hereto (individually an "Investor" and collectively with all other Investors, the "Investors").

                                   BACKGROUND

           Pursuant to that certain Series A Convertible Subordinated Note, Common Stock and Warrant Purchase Agreement, dated the date hereof, between the Company and the Investors (the "Purchase Agreement"), the Company has conducted a bridge financing in which it has offered for sale Series A Convertible Subordinated Notes (the "Notes"), shares of Common Stock (the "Bridge Shares") and Warrants (the "Warrants") to purchase the Company's common stock. In order to induce the Investors to purchase the Notes, the Bridge Shares and the Warrants, the Company has agreed to provide the registration rights set forth in this Agreement.

                                    AGREEMENT

           Now, therefore, in consideration of the various covenants and agreements contained herein and in the Purchase Agreement, and intending to be legally bound hereby, the Company agrees with the Investors as follows:

           1.        REGISTRATION RIGHTS.

                  1.1 CERTAIN DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

                           (a) "Commission" shall mean the Securities and
Exchange Commission or any other federal agency at the time administering the Securities Act.

                           (b) "Common Stock" shall mean the common stock, no
par value, of the Company.

                           (c) "Exchange Act" shall mean the Securities Exchange
Act of 1934, as amended.

                           (d) "Investors" shall have the meaning assigned in
the preamble to this Agreement and shall include each assignee or successor to each Investor.

                  (e) The terms "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement by the Commission.

                  (f) "Registrable Securities" shall mean the Shares so long as such shares are ineligible for sale under subparagraph (k) of Rule 144.

                  (g) "Registration Expenses" shall mean all expenses incurred by the Company in complying with Section 1 hereof, including, without limitation, all federal and state registration, qualification and filing fees, Nasdaq or exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such Registration and the reasonable fees and disbursements of counsel for the Selling Shareholders, as selling shareholders.

                  (h) "Registration Statement" shall mean Form S-1, Form SB-1, Form S-2, Form SB-2 or Form S-3, promulgated by the Commission (or any successor forms) whichever is applicable.

                  (i) "Restriction Termination Date" shall mean, with respect to any Registrable Securities, the earliest of (i) the date that such Registrable Securities shall have been Registered and sold or otherwise disposed of in accordance with the intended method of distribution by the seller or sellers thereof set forth in the Registration Statement covering such securities or transferred in compliance with Rule 144, and (ii) the date that an opinion of counsel to the Company containing reasonable assumptions (which opinion shall be subject to the reasonable approval of counsel to any affected Investor) shall have been rendered to the effect that the legend referred to in Section 3.8(a) of the Subscription Agreement can be properly removed as inapplicable because the Registrable Securities covered thereby can be freely traded and such legend shall have been removed.

                  (j) "Rule 144" shall mean Rule 144 promulgated by the Commission pursuant to the Securities Act.

                  (k) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (l) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

                  (m) "Selling Shareholders" shall mean the holder or holders of Registrable Securities who requests Registration under Section 1 herein.

                  (n) "Shares" shall mean the Bridge Shares and the Common Stock issued to the Investors upon conversion of the Notes and upon exercise of the Warrants.

                  (p) "Other Registrable Securities" shall mean (i) the Common Stock issued to holders of the Company's Series B Preferred Stock upon conversion of such stock and with respect to which such holders have been granted registration rights pursuant to the Registration Rights Agreement between the Company and such holders, and (ii) the Common Stock held by common shareholders of the Company and with respect to which such shareholders have been granted registration rights pursuant to the Registration Rights Agreement between the Company and such shareholders.

         1.2 REQUIRED REGISTRATION. If the Company shall be requested by holders of at least a majority of the outstanding Shares to effect the Registration of Registrable Securities, then the Company shall promptly give written notice of such proposed Registration to all holders of Shares, and thereupon the Company shall promptly use its best efforts to effect the Registration of the Registrable Securities that the Company has been requested to Register for disposition as described in the request of such holders of Shares and in any response received from any of the holders of Shares within ten (10) days or such longer period as shall be set forth in the notice, after the giving of the written notice by the Company; provided, however, that the Company shall not be obligated to effect any Registration except in accordance with the following provisions:

                  (a) The Company shall not be obligated to file and cause to become effective more than one (1) Registration Statement in which Registrable Securities are Registered pursuant to this Section 1.2.

                  (b) Notwithstanding the foregoing, the Company may include in each such Registration requested pursuant to this Section 1.2 any authorized but unissued shares of Common Stock (or treasury shares) for sale by the Company or any issued and outstanding shares of Common Stock for sale by others; provided, however, that, if the number of shares of Common Stock so included pursuant to this clause (b) exceeds the number of Registrable Securities requested by the holders of Shares requesting such Registration, then such Registration shall be deemed to be a Registration in accordance with and pursuant to Section 1.3 of this Agreement (and not this Section 1.2); and provided further, however, that the inclusion of such authorized but unissued shares of Common Stock (or treasury shares) by the Company or issued and outstanding shares of Common Stock by others in such Registration shall not prevent the holders of Shares requesting such Registration from registering the entire number of Registrable Securities requested by them.

                  (c) The Company shall not be required to file a registration statement pursuant to this Section 1.2: (i) within six (6) months after any other registration by the Company or (ii) for six (6) months after the request for Registration under this Section 1.2 if the Company is then engaged in negotiations regarding a material transaction which has not otherwise been publicly disclosed, or such shorter period ending on the date, whichever first occurs, that such transaction is publicly disclosed, abandoned or consummated.

         1.3 PIGGYBACK REGISTRATION.

                  (a) Each time that the Company proposes to Register a public offering solely of its Common Stock (not including an offering of Common stock issuable upon conversion or exercise of other securities), other than pursuant to a Registration Statement on Form S-4 or Form S-8 or similar or successor forms (collectively, "Excluded Forms"), the Company shall promptly give written notice of such proposed Registration to all holders of Shares, which shall offer such holders the right to request inclusion of any Registrable Securities in the proposed Registration.

                  (b) Each holder of Shares shall have ten (10) days or such longer period as shall be set forth in the notice from the receipt of such notice to deliver to the Company a written request specifying the number of shares of Registrable Securities such holder intends to sell and the holder's intended plan of disposition.

                  (c) In the event that the proposed Registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under Section 1.3(b) may specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such Registration.

                  (d) Upon receipt of a written request pursuant to Section 1.3(b), the Company shall promptly use its best efforts to cause all such Registrable Securities to be Registered, to the extent required to permit sale or disposition as set forth in the written request.

                  (e) Notwithstanding the foregoing, if the managing underwriter of an underwritten public offering determines and advises in writing that the inclusion of all Registrable Securities proposed to be included in the underwritten public offering, together with any other issued and outstanding shares of Common Stock proposed to be included therein by holders other than the holders of Registrable Securities (such other shares hereinafter collectively referred to as the "Other Shares"), would interfere with the successful marketing of the securities proposed to be included in the underwritten public offering, then the number of such shares to be included in such underwritten public offering shall be reduced, and shares shall be excluded from such underwritten public offering in a number deemed necessary by such managing underwriter, to the extent necessary, pro rata with respect to the Registrable Securities sought to be included therein and all Other Shares otherwise entitled to be included therein.

                  (f) All Shares that are not included in the underwritten public offering shall be withheld from the market by the holders thereof for a period, not to exceed 6 months following a public offering, that the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering. The holders of such Shares shall execute such customary documentation as the managing underwriter reasonably requests to evidence this lock-up.

         1.4 PREPARATION AND FILING. If and whenever the Company is under an obligation pursuant to the provisions of this Section 1 to use its best efforts to effect the Registration of any Registrable Securities, the Company shall, as expeditiously as practicable:

                  (a) prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become and remain effective in accordance with Section 1.4(b) hereof, keeping each Selling Shareholder advised as to the initiation, progress and completion of the Registration;

                  (b) prepare and file with the Commission such amendments and supplements to such Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for six months or, if sooner, until all Registrable Securities covered by such Registration Statement have been sold, and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement;

                  (c) furnish to each Selling Shareholder such number of copies of any summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Shareholder may reasonably request in order to facilitate the public sale or other disposition of such Registrable Securities;

                  (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each Selling Shareholder shall reasonably request and do any and all other acts or things which may be necessary or advisable to enable such holder to consummate the public sale or other disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be required to consent to general service of process, qualify to do business as a foreign corporation where it would not be otherwise required to qualify or submit to liability for state or local taxes where it is not liable for such taxes; and

                  (e) at any time when a prospectus covered by such Registration Statement is required to be delivered under the Securities Act within the appropriate period mentioned in Section 1.3(b) hereof, notify each Selling Shareholder of the happening of any event as a result of which the prospectus included in such Registration, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and, at the request of such seller, prepare, file and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances then existing.

         1.5 EXPENSES. The Company shall pay all Registration Expenses incurred by the Company in complying with this Section 1; provided, however, that all Selling Expenses applicable to the Registrable Securities covered by registrations effected pursuant to Section 1 hereof shall be borne by the seller or sellers thereof based on the number of Registrable Securities sold by such seller or sellers.

         1.6 INFORMATION FURNISHED BY INVESTOR. It shall be a condition precedent to the Company's obligations under this Agreement as to any Selling Shareholder that such Selling Shareholder furnish to the Company in writing such information regarding such Selling Shareholder and the distribution proposed by such Selling Shareholder as is required by the Securities Act or otherwise by the Commission.

         1.7 INDEMNIFICATION.

                  (a) Company's Indemnification of Investors. The Company shall indemnify each Selling Shareholder, each of its officers, directors and constituent partners, and each person controlling such Selling Shareholder, and each underwriter thereof, if any, and each of its officers, directors, constituent partners, and each person who controls such underwriter, against all claims, losses, damages or liabilities (or actions in respect thereof) suffered or incurred by any of them, to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement covering the sale of Registrable Securities or any related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act, the Exchange Act or any state blue sky laws applicable to the Company and relating to actions or inaction required of the Company in connection with any such Registration; and the Company will reimburse each such Selling Shareholder, each such underwriter, each of their officers, directors and constituent partners and each person who controls any such Selling Shareholder or underwriter, for any legal and any other expenses as reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 1.7(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which must not be unreasonably withheld); and provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Selling Shareholder, underwriter, controlling person or other indemnified person for use in connection with the offering of securities of the Company.

                  (b) Selling Shareholder's Indemnification of Company. Each Selling Shareholder (severally and not jointly) shall indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's Registrable Securities covered by a Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Selling Shareholder, each of its officers, directors and constituent partners and each person controlling such other Selling Shareholder, against all claims, losses, damages and liabilities (or actions in respect thereof) suffered or incurred by any of them and arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in such Registration Statement or related prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which in either case arises from written information provided by the Selling Shareholder for inclusion in such Registration Statement; and will reimburse the Company, each other Selling Shareholders, such directors, officers, partners, persons, underwriters and controlling persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action.

                  (c) Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action which may give rise to a claim for indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 1.7, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, and shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld. Notwithstanding the foregoing, the parties entitled to indemnification shall have the right to employ separate counsel (reasonably satisfactory to the indemnifying party) to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified parties unless the named parties to such action or proceedings include both the indemnifying party and the indemnified parties and the indemnifying party or such indemnified parties shall have been advised by counsel that there are conflicting interests between the indemnified parties and the indemnifying party (in which case, if the indemnified parties notify the indemnifying party in writing that they elect to employ separate counsel at the reasonable expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified parties; it being understood, however, that the indemnifying party shall not, in connection with any such action or proceeding or separate or substantially similar or related action or proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate counsel at any time for all indemnified parties, which counsel shall be designated in writing by the Investors of a majority of the Registrable Securities).

                  (d) Contribution. If the indemnification provided for in this
Section 1.7 from an indemnifying party is unavailable to an indemnified party hereunder in respect to any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party and the parties' relative intent, knowledge, access to information supplied by such indemnifying party or indemnified party and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action, suit, proceeding or claim.

         2. COVENANTS OF THE COMPANY. The Company agrees as follows:

                  (a) The Company will notify the holders of Registrable Securities included in a Registration Statement of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

                  (b) If the Common Stock is then listed on a national securities exchange, the Company will use its best efforts to cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, the Company will use its best efforts to facilitate the reporting of the Registrable Securities on the Nasdaq National Market.

                  (c) The Company will take all other reasonable actions necessary to expedite and facilitate disposition of the Registrable Securities by the holders thereof pursuant to the Registration Statement.

                  (d) With a view to making available to the holders of Registrable Securities the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:

                               (i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the general public;

                               (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                               (iii) furnish to each holder of Shares, so long as such holder of Shares owns any Shares, forthwith upon written request (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements),
           (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be reasonably requested and as is publicly available in availing the holders of Shares of any rule or regulation of the Commission which permits the selling of any such securities without registration.

                  (e) Prior to the filing of the Registration Statement or any amendment thereto (whether pre-effective or post-effective), and prior to the filing of any prospectus or prospectus supplement related thereto, the Company will provide each Selling Shareholder with copies thereof.

         4. MISCELLANEOUS.

                  (a) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given if given in accordance with the Purchase Agreement.

                  (b) Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of Warrants representing a majority of the shares of Common Stock issuable upon conversion of the Notes. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Investor, each assignee or transferee of such Investor and the Company.

                  (c) This Agreement shall be governed and construed under the laws of the State of Connecticut without giving effect to the conflict of law principles. The parties irrevocably consent to the exclusive jurisdiction of the Superior Courts of the State of Connecticut at Hartford, Connecticut or the United States District Court for the District of Connecticut.

                  (d) If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  (e) This Agreement and the documents referred to herein constitute the entire agreement hereto with respect to the subject matter hereof among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

         IN WITNESS WHEREOF, the Company has caused this Registration Agreement to be duly executed by its authorized officer whose signature appears below.

                                  ACCENT COLOR SCIENCES, INC.



                                  By: /s/___________________________

                                  Name:  Charles E. Buchheit
                                  Title: President and Chief Executive Officer

                                   SCHEDULE A


                                    Investors


Orbis Pension Trustees Limited

The PMG Eagle Fund